                              AMENDMENT NUMBER THREE TO
                   AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


          THIS AMENDMENT NUMBER THREE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), is entered into as of May 21, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and CHILDREN'S BROADCASTING CORPORATION, a Minnesota corporation ("Borrower"), with its chief executive office located at 724 First Street, Fourth Floor, Minneapolis, Minnesota 55401.

          WHEREAS, Borrower and Foothill are parties to that certain Amended and Restated Loan and Security Agreement, dated as of July 1, 1997, as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement dated as of September 24, 1997, and by that certain Amendment Number Two to Amended and Restated Loan and Security Agreement dated as of March 13, 1998 (as so amended, the "Loan Agreement");

          WHEREAS, Borrower has requested that Foothill make an additional term loan in the amount of $2,000,000 (the "Supplemental Term Loan No. 3"), and the proceeds of such Supplemental Term Loan No. 3 will be used in part (a) to establish the supplemental interest payment reserve described in SECTION 2 of this Amendment, and (b) to pay Foothill the amendment fee described in SECTION 7(c) of this Amendment. In addition, Borrower will use the balance of the proceeds of the Supplemental Term Loan No. 3 for general working capital purposes;

          WHEREAS, Borrower and Foothill have agreed to combine the term loans previously made by Foothill to Borrower and the Supplemental Term Loan No. 3 into a single term loan that will repaid by Borrower in accordance with the terms of this Amendment; and

          WHEREAS, Borrower and Foothill desire to amend the Loan Agreement as provided in this Amendment, it being understood that no repayment of the obligations under the Loan Agreement is being effected hereby, but merely an amendment and restatement in accordance with the terms hereof. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

          NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

          1.   SECTION 1.1 of the Loan Agreement hereby is amended by
(a) deleting the following defined terms in their entireties: "Amendment Date", "Term Loan" and "Term Loan Commitment", and (b) inserting following defined terms in alphabetical order:

          "AMENDMENT DATE" means the date of the making of the Additional

Supplemental Term Loan No. 3 on or after the first date written above.

          "FIFTH WARRANT" means a warrant agreement respecting 200,000 shares of Borrower's common stock, in form and substance reasonably satisfactory to Foothill.

          "SUPPLEMENTAL TERM LOAN NO. 3" shall have the meaning ascribed to such term in the recitals of this Amendment.

          "TERM LOAN" has the meaning ascribed to such term in SECTION 2.2(a) hereof.

          "TERM LOAN COMMITMENT" means $25,500,000.

          2. Paragraph (d) of SECTION 2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                    (d) Amounts borrowed pursuant to this SECTION 2.1 shall be limited to Advances to Borrower's Loan Account for the purpose of the payment of accrued interest, Foothill Expenses, and any other payment Obligations of Borrower pursuant to SECTION 2.10, which may be repaid, and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. Anything contained in this Agreement to the contrary notwithstanding, Foothill shall have no obligation to make Advances hereunder to the extent they are requested by Borrower for any purpose other than the payment of accrued interest, Foothill Expenses, and other payment Obligations of Borrower that have been charged to Borrower's Loan Account pursuant to SECTION 2.10; PROVIDED, HOWEVER, that in the event that Borrower's Collections in any month ending on or after June 30, 1998 and on or before September 30, 1998, together with proceeds in the amount of $160,000 advanced under Supplemental Term Loan No. 3 pursuant to SECTION 2.2(c) during such month, are in excess of the aggregate amount of all accrued interest, Foothill Expenses, and any other payment Obligations of Borrower charged to Borrower's Loan Account for such month or otherwise payable to Foothill under the terms of this Agreement, then, upon Borrower's written request and subject to the prior written consent of Foothill, an Advance up to the amount of any such excess Collections shall be permitted hereunder.

          2. SECTION 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

               2.2  TERM LOAN.

               (a) Foothill previously has made the Term Loan to Borrower. As of the Amendment Date, Foothill has agreed to make the Supplemental Term Loan No. 3 to Borrower in accordance with the terms hereof (LESS the aggregate amount of any reserves to be established in connection therewith pursuant to the provisions of SECTION 2.2(c)). Collectively, the Supplemental Term Loan No. 3 and the prior term loans made by Foothill to Borrower shall be known as the "Term Loan."

               (b) The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. All amounts outstanding under the Term Loan shall constitute Obligations. Unless sooner terminated as provided herein, Borrower shall repay the Term Loan in quarterly installments and such installments shall be due and payable on the following dates in the following amounts:




                               DATE      INSTALLMENT
                             -------------------------
                             4/16/98          -0-
                             6/30/98          -0-
                             9/30/98       $8,500,000
                             12/31/98      $3,000,000
                             3/31/99       $3,000,000
                             6/30/99       $2,000,000
                             9/30/99       $2,000,000
                             12/31/99      $2,000,000
                             3/31/00       $2,000,000
                             6/30/00       $2,000,000
                             9/30/00       $1,000,000


          (c) Anything to the contrary contained in SECTION 2.2(a) above notwithstanding, it is hereby agreed among the parties hereto that Foothill shall establish a supplementary interest payment reserve against the Term Loan in the aggregate amount of $800,000, such reserve to be applied to reduce the amount of proceeds of Supplemental Term Loan No. 3 otherwise available on the Amendment Date by $800,000 to provide for the payment of a portion of the estimated interest payments to be due Foothill on Borrower's Obligations as of the end of each month from the Amendment Date through September 30, 1998, such interest payment reserve to be effective and commence as of the Amendment Date. In each month following the Amendment Date until all amounts contained in the supplementary interest payment reserve are exhausted, additional proceeds in the amount of $160,000 shall be advanced under Supplemental Term Loan No. 3, reducing the amount of the supplementary interest payment reserve by a corresponding amount, and shall be applied to the Loan Account as payment of interest due on the Obligations in excess of the aggregate amount of Collections received and applied by

     Foothill with respect to interest due on the Obligations in the corresponding period.

          4. SECTION 2.6(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          "Interest Rate. From and after the Amendment Date, all Obligations shall bear interest at a per annum rate of 5.75 percentage points above the Reference Rate."

          5. SECTION 2.6(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          "Default Rate. Upon the occurrence and during the continuation of an Event of Default, all Obligations shall bear interest at a per annum rate of 8.75 percentage points above the Reference Rate."

          6. SECTION 7.17 of the Loan Agreement is hereby amended to delete the PROVISO at the end of such Section, and to replace such PROVISO with the following:

          ;PROVIDED, HOWEVER, that in no event shall any advance under the Supplemental Term Loan No. 3 be used to finance, in whole or in part, directly or indirectly, (1) any Permitted Unrestricted Subsidiary Acquisition, or (2) to advance, by way of loan, investment or guaranty, or otherwise, any monies or credit to or for the benefit, directly or indirectly, of Harmony, other than the repayment of existing Indebtedness of Borrower to Harmony in an amount not to exceed $325,000 in the aggregate.

          7. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment and the obligation of Foothill to make the Supplemental Term Loan No. 3 is subject to the completion, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Amendment Date:

               (a) Foothill shall have received executed consents and reaffirmations from each Guarantor, in form and substance satisfactory to Foothill;

               (b) Foothill shall have received the Fifth Warrant and such Fifth Warrant shall have been duly executed, and be in full force and effect; and

               (c) Foothill shall have received an amendment fee of $200,000 which shall be earned in full and non-refundable as of the date hereof. The payment of such amendment fee shall be paid on the Amendment Date out of the proceeds of the Supplemental Term Loan No. 3.

          8. FORBEARANCE. Foothill acknowledges receipt of the Borrower's letters to Mr. Keith Alexander of Foothill dated March 3, 1998 and May 8, 1998 in which the Borrower acknowledges and enumerates certain Events of Default that have occurred and are continuing under the Loan Agreement (the "Current Defaults"). Foothill hereby agrees to forebear from taking any action or exercising any of its remedies under the Loan Agreement with respect to the Current Defaults during the period from April 17, 1998, through and including September 30, 1998; PROVIDED, HOWEVER, that such forbearance shall apply only to the Current Defaults, shall not apply to any other Event of Default continuing as of the Amendment Date, or to any Event of Default that may occur after the Amendment Date. Further, this forbearance shall not constitute a waiver by Foothill of any of its rights or remedies under the Loan Agreement, but shall only constitute a limited forbearance. Furthermore, nothing contained in this letter shall diminish, prejudice or waive any of Foothill's rights or remedies under the Loan Agreement or applicable law, and Foothill hereby reserves all such rights and remedies.

               Anything contained in the foregoing to the contrary notwithstanding, Foothill's continued forbearance with respect to the Current Defaults shall be contingent on Borrower's successful achievement of each of the following on or before the dates set forth below, and Borrower's failure to achieve any one or more of the following on or before the dates set forth below shall terminate Foothill's agreement to the forgoing forbearance from and after the date of any such failure:

               (a) Borrower's shall have filed its proxy statement with respect to the sale of certain of Borrower's radio stations (the "Proxy") to Catholic Radio Network, LLC ("CRN") and shall have mailed a copy of such proxy to each of the holders of Borrower's Stock on or before July 30, 1998;

               (b) Borrower shall have conducted the meeting of the holders of Borrower's Stock contemplated in the Proxy with respect to obtaining all shareholder approvals required with respect to the sale of certain of Borrower's radio stations to CRN on or before September 15, 1998; and

               (c) Borrower shall have consummated the sale of each of Borrower's radio stations to CRN pursuant to the transactions contemplated in the Proxy and in accordance with the approvals obtained from the holders of Borrower's Stock on or before September 30, 1998.

          9. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          10. FURTHER ASSURANCES. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

          11. EFFECT ON LOAN AGREEMENT. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof.

          12.  MISCELLANEOUS.

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

               c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

               d. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation


                                   By /s/ Keith J. Alexander
                                     ----------------------------

                                   Title: Vice President
                                         ------------------------


                                   CHILDREN'S BROADCASTING CORPORATION, a
                                   Minnesota corporation


                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------

                CONSENT, RATIFICATION, AND REAFFIRMATION BY GUARANTORS

          Each of the undersigned Guarantors hereby consents to the execution, delivery, and performance of the foregoing Amendment Number Three to Amended and Restated Loan and Security Agreement and agrees, ratifies, and reaffirms that its obligations as a guarantor with respect to the Loan Documents, as heretofore amended, and as amended by the foregoing amendment, remain in full force and effect and are not impaired, diminished, or discharged in any respect.

Dated as of the date first set forth above:


                                   CHILDREN'S RADIO OF LOS ANGELES, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   CHILDREN'S RADIO OF NEW YORK, INC.,
                                   a New Jersey corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   CHILDREN'S RADIO OF MINNEAPOLIS, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------

                                   CHILDREN'S RADIO OF GOLDEN VALLEY, INC., a
                                   Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   CHILDREN'S RADIO OF MILWAUKEE, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   CHILDREN'S RADIO OF DENVER, INC.,
                                   a Minnesota corporation


                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   CHILDREN'S RADIO OF KANSAS CITY, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------

                                   CHILDREN'S RADIO OF DALLAS, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   CHILDREN'S RADIO OF HOUSTON, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   CHILDREN'S RADIO OF PHILADELPHIA, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   CHILDREN'S RADIO OF DETROIT, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------

                                   CHILDREN'S RADIO OF CHICAGO, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   CHILDREN'S RADIO OF PHOENIX, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   WWTC-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   KYCR-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------

                                   WZER-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   KKYD-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   KCNW-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   KAHZ-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------

                                   KTEK-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   WPWA-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   WCAR-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   WJDM-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------

                                   KPLS-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   WAUR-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------


                                   KIDR-AM, INC.,
                                   a Minnesota corporation



                                   By /s/ James G. Gilbertson
                                     ----------------------------

                                   Title: C.O.O.
                                         ------------------------